SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 November 15, 1999



Commission      Registrant, State of Incorporation,          I.R.S. Employer
File Number     Address and Telephone Number                 Identification No.
-----------     ----------------------------                 ------------------

1-3141          Jersey Central Power & Light Company           21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.

      On November 15, 1999, Jersey Central Power & Light Company (the "Company") entered into an Amended and Restated Distribution Agreement with Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc., as agents (the "Agents"), providing for the issuance and sale of up to $300,000,000 aggregate principal amount of Medium Term Notes. Reference is made to the Company's Prospectus dated November 15, 1999, for further information regarding the offering, including the use of proceeds.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibit

            1. Amended and Restated Distribution Agreement, dated November 15, 1999, between Jersey Central Power & Light Company and Morgan Stanley & Co., Incorporated and J.P. Morgan Securities, Inc., as agents.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                   JERSEY CENTRAL POWER & LIGHT COMPANY



                                   By:  /s/ T. G. Howson
                                        ----------------------------
                                        T. G. Howson, Vice President
                                        and Treasurer

Date:   November 18, 1999